SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 4, 2004

ITLA CAPITAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	0-26960	95-4596322

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

888 Prospect Street, Suite 110, La Jolla, California	92037

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 551-0511

N/A

(Former name or former address, if changed since last report)

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Item 9.  Regulation FD Disclosure

          "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This Form 8-K contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to, changes in economic conditions in our market areas, changes in policies by regulatory agencies, the impact of competitive loan products, loan demand risks, the quality or composition of our loan or investment portfolios, fluctuations in interest rates and changes in the relative differences between short and long term interest rates, levels of nonperforming assets and operating results, the impact of terrorist actions and other risks detailed from time to time in our filings with the Securities and Exchange Commission. We caution readers not to place undue reliance on forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results to differ materially from those expressed in any forward-looking statements by, or on behalf of, us.

          Set forth below are presentation materials.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ITLA CAPITAL CORPORATION
Date:	June 4, 2004	By:	/s/ Timothy M. Doyle Timothy M. Doyle Senior Managing Director and Chief Financial Officer

end

ITLA CAPITAL CORPORATION

Corporate Overview and Financial Highlights

WHERE financial OPPORTUNITIES begin...

Index

Forward Looking Statements

- **"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995**
  - *This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to, changes in economic conditions in our market areas, changes in policies by regulatory agencies, the impact of competitive loan products, loan demand risks, the quality or composition of our loan or investment portfolios, fluctuations in interest rates and changes in the relative differences between short and long term interest rates, levels of nonperforming assets and operating results, the impact of terrorist actions and other risks detailed from time to time in our filings with the Securities and Exchange Commission. We caution readers not to place undue reliance on forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2004 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us.*

Corporate Overview

- With total assets of $1.9 billion, ITLA Capital Corporation is the largest financial institution headquartered in San Diego, California
- Primary focus is commercial real estate lending – 72% of outstanding loans secured by properties in California
- Expanded footprint now serving a growing customer base through seven retail branch locations and nineteen lending offices located in California, Nevada, Arizona, Texas, Washington, the Southeast, the Mid-Atlantic, the metro-New York region, and New England
- Deposits consist primarily of retail certificates of deposit

Corporate Overview

- Converted to State-chartered commercial bank and regulated bank holding company effective January 1, 2003
- Regulated by the FDIC, the FRB and the California Department of Financial Institutions
- Taken public in October 1995 – previously a wholly owned subsidiary of Japanese finance company, then named Imperial Thrift and Loan Association
- Consistently profitable and growing since IPO – total assets have increased from $534 million at IPO to over $1.9 billion at March 31, 2004

Corporate Overview

- 8 consecutive years of record annual earnings
- Loan production totaling $4.5 billion with 51bps of losses since IPO
- Consistent operating efficiencies averaging 37.94% of net revenues and 2.00% of assets since becoming a public company
- ITLA's share price reached a new 52-week high of $51.10 on November 21, 2003. As of March 31, 2004, ITLA's shares have increased approximately 292% and has outperformed the NASDAQ Composite by approximately 343% since January 2000

Financial Highlights

- Completed acquisition of the $250.0 million ICCMAC Commercial and Multi-family CMO Trust for 1.02 times book value on March 28, 2000
- Completed the Acquisition of Asahi Bank of California for 1.2 times book value on January 31, 2002, adding approximately $50 million in assets and the Metavante commercial banking technology platform
- Completed the securitization of non-conforming residential loan portfolio on March 28, 2002, issued $86.3 million of insured asset-backed notes with AAA and Aaa rating

Financial Highlights

- Acquired the performing loan portfolio and operating assets of the Lewis Horwitz Organization ("LHO") on October 25, 2002 for 1.01 times book value. Now branded ICB Entertainment Finance, this platform brings modest diversification through a niche business lending platform as well as providing cross-sell opportunities for retail banking products

- Launched strategic banking alliance with Household International, Inc. tax refund lending and commercial private label revolving credit units on November 20, 2002. Realized pretax income in excess of $13.2 million, consisting of $9.0 million of net premiums earned on the sale of RAL loans and $4.2 million of processing and administrative fees for the quarter ended March 31, 2004.

Financial Highlights

- Retired 27% of outstanding common stock and returned approximately $40.4 million of capital to shareholders through Common Stock Repurchase Program
- Raised additional capital through the issuance of $86.5 million of Trust Preferred Securities
- All balance sheet growth and expansion into new markets substantially financed via net earnings

Operating Performance

Net Income



Dollars in Millions
$32.0
$28.0
$24.0
$20.0
$16.0
$12.0
$8.0
$4.0
$0.0
$10.0
$12.5
$14.8
$16.2
$18.1
$18.2
$20.0
$29.6
$13.8
1996
1997
1998
1999
2000
2001
2002
2003
2004 (3 Mos)

Operating Performance

Growth in Earnings per Share



$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.36
$1.57
$1.89
$2.21
$2.51
$2.72
$3.16
$4.55
$2.07
1996
1997
1998
1999
2000
2001
2002
2003
2004 (3 Mos)

Return on Average Equity


32.00%
28.00%
24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
12.86%
13.23%
13.95%
14.23%
13.95%
13.28%
13.56%
16.88%
28.17%
1996
1997
1998
1999
2000
2001
2002
2003
2004 (3 Mos)

Return on Average Equity Comparison

Operating Performance

Year-to-Date
Source: SNL Financial



35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
3/31/02
6/30/02
9/30/02
12/31/02
3/31/03
6/30/03
9/30/03
12/31/03
3/31/04
13.63%
13.47%
13.54%
13.56%
31.72%
21.95%
18.50%
16.88%
28.17%
10.02%
10.40%
11.09%
11.07%
13.18%
12.40%
12.58%
12.32%
Public Thrifts through 12/31/02, Comm'l Banks<$10 Billion in Assets Eff 1/01/03
ITLA Capital Corporation

Return on Average Assets

Operating Performance



2.40%
2.00%
1.60%
1.20%
0.80%
0.40%
0.00%
1.44%
1.46%
1.46%
1.57%
1.47%
1.32%
1.41%
1.71%
2.11%
1996
1997
1998
1999
2000
2001
2002
2003
2004 (3 Mos)

Return on Average Assets Comparison

Operating Performance

Year-to-Date
Source: SNL Financial


2.40%
2.00%
1.60%
1.20%
0.80%
0.40%
0.00%
1.37%
1.41%
1.44%
1.41%
1.81%
1.66%
1.80%
1.71%
2.11%
0.94%
0.98%
1.01%
0.98%
1.14%
1.09%
1.10%
1.09%
3/31/02
6/30/02
9/30/02
12/31/02
3/31/03
6/30/03
9/30/03
12/31/03
3/31/04 (3 Mos)
Public Thrifts through 12/31/02, Comm'l Banks <$10 Billion in Assets Eff 1/01/03
ITLA Capital Corporaiton

Asset and Revenue Per Associate

Dollars in Millions


Assets per Associate
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$7.90
$4.02
12/31/03
ITLA
Average of FDIC-Insured Comm'l Banks with Assets Less than $10 Billion


Revenue per Associate
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.57
$0.37
12/31/03

Asset Growth – Total Assets

Operating Performance

Dollars in Millions



$2,000
$1,600
$1,200
$800
$400
$0
$534
$810
$1,016
$1,033
$1,116
$1,415
$1,508
$1,722
$1,818
$1,936
IPO
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

Book Value

Dollars in Millions



$200
$160
$120
$80
$40
$0
$39
IP
O
$89
$99
$106
$124
$134
$138
$157
$187
$200
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

Operating Performance

Summary of Annual Loan Production

Dollars in Millions

Total Cumulative Production of $4.5 billion
Total Cumulative Losses of 51 basis points


$800
$700
$600
$500
$400
$300
$200
$100
$0
$365
$86
$356
$136
$395
$394
$251
$403
$502
$94
$36
$544
$795
$155
1996
1997
1998
1999
2000
2001
2002
2003
2004 (3 Mos)
Acquisition of Lewis Horwitz Organization
Acquisition of Asahi Bank of California
Acquisition of ICCMAC Trust
Loans Sold to Third Party Investors
Annual Loan Production

Lending Operations

Loan Portfolio

Dollars in Millions
(Excludes Loans held for Sale)



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$454
$667
$818
$895
$971
$1,285
$1,311
$1,471
$1,539
$1,543
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

Lending Operations

Composition of Loan Portfolio

Dollars in Millions | *March 31, 2004* | *$1,543 million*

Facility	Amount	
REAL ESTATE LOANS		
Apartments	$673	
Retail	129	
Construction	123	
Office	101	
Mixed Use	80	
Hotel	76	
Special Purpose	43	
Mobile Home Park	37	
Mini-Storage Facility	28	
Warehouse	28	
1-4 Family Residential	3	
Land	2	
		1,323
COMMERCIAL BUSINESS LOANS		
Franchise	117	
Film Finance	94	
Comm'l Priv Label RC	9	
		220
Grand Total		$1,543




2003 ACADEMY AWARD WINNER
CHARLIZE THERON • BEST ACTRESS
CHARLIZE THERON CHRISTINA RICCI
MONSTER
"This is one of the greatest performances in the history of the cinema."





Collateral – Real Estate Loans

March 31, 2004 *$1,323 Million*

Northern California

$237 / 18%



California

$953 / 72%

Southern California

$716 / 54%



Non-California

$370 / 28%

Net Interest Spread Summary

Lending Operations



5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.58%
4.29%
4.30%
4.47%
3.72%
3.68%
4.93%
4.39%
3.77%
1996
1997
1998
1999
2000
2001
2002
2003
2004 (3 Mos)

WHERE financial OPPORTUNITIES begin...

Imperial Capital Bank Yield and Spread Summary

Lending Operations

For the Period 12/02 – 3/04



7.58%
4.56%
5.45%
6.69%
6.72%
5.15%
4.86%
1.85%
2.82%
4.15%
4.27%
2.89%
2.72%
2.71%
2.63%
2.54%
2.45%
2.26%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
12/31/02
3/31/03
6/30/03
9/30/03
12/31/03
3/31/04
AVg. Yield on Earnings Assets
Avg. Rate on Interest-Bearing Liabilities
Primary Spread

Year to Date

Historical Cost of Funds vs. Six-Month LIBOR

Lending Operations



7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004 (3 Mos)
5.80%
4.82%
4.75%
5.94%
5.64%
5.77%
5.74%
5.34%
6.32%
5.31%
3.19%
2.75%
2.56%
3.62%
3.43%
5.08%
6.09%
5.59%
5.84%
5.54%
5.54%
6.66%
3.73%
1.88%
1.23%
1.18%
Average 6-Mos Libor
ITLA Cost of Funds

Charge Off Experience

Charge-Offs as a Percent of Average Loans


3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
3.14%
0.37%
0.28%
-0.01%
0.20%
0.18%
0.39%
0.36%
0.52%
0.00%
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004 (3 Mos)

Non-Performing Loans

Non-Performing Loans as a Percent of Total Loans


1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.46%
0.96%
1.00%
0.62%
0.82%
1.42%
1.17%
0.40%
0.55%
1.02%
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

Non-Performing Assets to Total Assets

Non-Performing Assets as a Percent of Total Assets


2.40%
2.00%
1.60%
1.20%
0.80%
0.40%
0.00%
2.14%
1.56%
1.21%
0.64%
0.81%
1.44%
1.92%
1.08%
0.86%
1.09%
IPO
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

Loan Loss Reserve Coverage

Loan Loss Summary

Allowance for Loan Losses as a Percent of NPLs


600.0%
500.0%
400.0%
300.0%
200.0%
100.0%
0.0%
169.5%
146.2%
309.4%
249.4%
149.8%
174.3%
555.6%
392.3%
221.4%
1996
1997
1998
1999
2000
2001
2002
2003
2004

Efficiency Ratio Comparison

Operating Efficiency



70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
61.32%
61.33%
59.12%
60.79%
58.20%
55.60%
58.15%
56.74%
62.77%
63.65%
45.10%
36.20%
41.90%
39.19%
38.69%
35.94%
37.85%
36.70%
36.59%
31.25%
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004 (3 Mos)
ITLA Capital Corporation
All Thrifts through 12/31/02, Comm1 Banks <$10Billion in Assets Eff 1/01/03

Source: SNL Financial

Regulatory Capital

Summary of Excess Capital over Regulatory Capital


$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$37,555
$23,246
$39,719
$22,680
$24,305
$5,677
$32,761
$13,318
$38,622
$17,271
$46,128
$22,956
$90,376
$62,317
$113,576
$83,533
$123,875
$92,945
1996
1997
1998
1999
2000
2001
2002
2003
2004
Imperial Capital Bank Excess Capital over Adequately Capitalized
Imperial Capital Bank Excess Capital over Well Capitalized

51 Months: Jan 2000 – Mar 2004


November 21, 2003
51.10
49.23
33.23
20.96
19.13
12.25
350%
300%
250%
200%
150%
100%
50%
0%
-100%
ITLA Capital (292%)
NASDAQ (-51%)

P:E Ratio Comparison

Stock Performance



18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
12/31/01
3/31/02
6/30/02
9/30/02
128/31/02
3/31/03
6/30/03
9/30/03
12/31/03
3/31/04
13.9
13.5
13.8
13.6
14.6
14.5
13.5
13.3
13.3
13.2
13.5
13.4
14.9
14.8
16.3
15.4
17.6
16.8
7.7
8.3
9.9
10.1
10.6
7.2
8.7
10.3
11.0
10.4
ITLA Capital Corporation
Public Thrifts (Source: Friedman Billings Ramsey, Inc.)
Public Banks (Source: Friedman Billings Ramsey, Inc.)

Year to Date